EXHIBIT 23 (a)
                                                                 --------------



INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statement Nos. 33-48385, 33- 48297, and 33-91806 on Form S-8 and No. 333-6159 on Form S-3 of
American Medical Alert Corp. our report dated March 3, 1995 appearing in this Annual Report on Form 10-KSB of American Medical Alert Corp. for the year ended December 31, 1996.



/s/ Deloitte & Touche LLP
-------------------------
DELOITTE & TOUCHE LLP

New York, New York
March  27, 1997